SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported): April 17, 2000
                                                         -----------------




                            COACHMEN INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)





                1-7160                                     35-1101097
---------------------------------        - -------------------------------------
       (Commission File Number)          (I.R.S. Employer Identification Number)



2831 Dexter Drive, Elkhart, Indiana                      46514
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(Address of Principal Executive Offices)               (Zip Code)



                                 (219) 262-0123
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              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

                  On April 17, 2000 the Company filed a press release confirming receipt of an unsolicited merger proposal from Thor Industries, Inc.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      EXHIBITS

                  Exhibit
                  Number            Description

                  99.1 April 17, 2000 Press Release confirming receipt of unsolicited merger proposal from Thor Industries, Inc.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COACHMEN INDUSTRIES, INC.



                                             By:  /s/ Richard M. Lavers
                                                ________________________________
                                                 Richard M. Lavers
                                                 General Counsel & Secretary



Dated: April 19, 2000